SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2002


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                       0-28635                  54-1964895
(State or other jurisdiction     (Commission file number)       (IRS Employer
     of incorporation)                                              Number)


                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

Item 5.  Other Events
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         Virginia Commerce Bancorp announced the completion of its offering of common stock to shareholders of record as of June 4, 2002, as described in the attached press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------
(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated July 31, 2002

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          VIRGINIA COMMERCE BANCORP, INC.



                              By:  /s/ Peter A. Converse
                                 -----------------------------------------------
                                   Peter A. Converse, President, Chief Executive Officer

Dated: July 31, 2002